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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Titan Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

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TITAN PHARMACEUTICALS, INC.

400 Oyster Point Boulevard
Suite 505
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held August 31, 2004

To the Stockholders of
Titan Pharmaceuticals, Inc.

Notice is hereby given that the Annual Meeting of the Stockholders of Titan Pharmaceuticals, Inc. (the “Company”) will be held on August 31, 2004 at 9:00 a.m. local time at the offices of the Company, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080. The meeting is called for the following purpose:

1.	To elect a board of nine directors;

2.	To approve the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004; and

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on July 9, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors,

Louis R. Bucalo, M.D.
Chairman, President and Chief Executive Officer

Dated: July 30, 2004

TITAN PHARMACEUTICALS, INC.

400 Oyster Point Boulevard
Suite 505
South San Francisco, California 94080

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Titan Pharmaceuticals, Inc. (the “Company,” “Titan,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at the offices of the Company, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on August 31, 2004, at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption “Election of Directors.”

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s Stockholders is July 30, 2004.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $.001 par value per share (the “Shares”), of record at the close of business on July 9, 2004 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 32,119,635 Shares. For purposes of voting at the meeting, each Share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the Shares so represented is necessary to elect the nominees for election as directors and the affirmative vote of a majority of the Shares so represented, excluding broker non-votes, is necessary to ratify the appointment of Ernst & Young LLP, independent certified public accountants, as the independent auditors of the Company. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder’s shares will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote “against” the matter even though the stockholder may interpret such action differently. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 9, 2004, certain information concerning the beneficial ownership of the Shares by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Shares; (ii) each director and each nominee for director of the Company; (iii) each executive officer of the Company; and (iv) all executive officers and directors of the Company as a group, and their percentage ownership and voting power.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Shares Beneficially Owned
Louis R. Bucalo, M.D.	1,970,071	(3)	6.1%
Ernst-Günter Afting, M.D., Ph.D.	61,750	(4)	*
Richard C. Allen, Ph.D.	565,699	(5)	1.8%
Victor J. Bauer, Ph.D.	250,644	(6)	*
Sunil Bhonsle	853,298	(7)	2.7%
Eurelio M. Cavalier	115,832	(8)	*
Robert E. Farrell, J.D.	321,082	(9)	*
Hubert Huckel, M.D.	147,498	(10)	*
M. David MacFarlane, Ph.D.	27,500	(11)	*
Ley S. Smith	93,332	(12)	*
Konrad M. Weis, Ph.D.	147,156	(13)	*
Kevin Douglas and The Douglas Family Trust 1101 Fifth Avenue, Suite 360 San Rafael, CA 94901	1,874,100	(14)	5.8%
All executive officers and directors as a group (11) persons	4,553,862		14.2%

*	Less than one percent.

(1)	Unless otherwise indicated, the address of such individual is c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of common stock of the Company subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(3)	Includes 1,538,085 shares issuable upon exercise of outstanding options.

(4)	Includes 61,750 shares issuable upon exercise of outstanding options.

(5)	Includes 560,934 shares issuable upon exercise of outstanding options.

(6)	Includes 237,000 shares issuable upon exercise of outstanding options.

(7)	Includes (i) 675,404 shares issuable upon exercise of outstanding options and (ii) 100,000 shares owned by the Bhonsle Family Trust which were sold pursuant to a variable forward sale on June 4, 2001, of which Mr. Bhonsle retains voting power.

(8)	Includes 85,832 shares issuable upon exercise of outstanding options.

(9)	Includes 273,302 shares issuable upon exercise of outstanding options.

(10)	Includes (i) 107,998 shares issuable upon exercise of outstanding options, (ii) 49,900 shares held by a family partnership for which Dr. Huckel serves as general partner, and (iii) 3,000 shares held by his wife.

(11)	Includes 17,500 shares issuable upon exercise of outstanding options.

(12)	Includes 83,332 shares issuable upon exercise of outstanding options.

(13)	Includes 111,582 shares issuable upon exercise of outstanding options.

(14)	The given information is derived from a Schedule 13G/A filed by the named holder on February 13, 2004. Of the 1,874,100 shares that are beneficially owned in the aggregate by Kevin Douglas and the Douglas Family Trust, Kevin Douglas has shared voting power over 937,050 shares and shared dispositive power over 1,874,100 shares and the Douglas Family Trust has sole voting power over 937,050 shares and shared dispositive power over 937,050 shares.

EXECUTIVE OFFICERS

The following sets forth the names and ages of our executive officers, their respective positions and offices, and their respective principal occupations or brief employment history.

Name	Age	Office
Louis R. Bucalo, M.D.	45	Chairman, President and Chief Executive Officer
Sunil Bhonsle	54	Executive Vice President, Chief Operating Officer and Director
Richard C. Allen, Ph.D.	61	Executive Vice President, Cell Therapy
Robert E. Farrell, J.D.	54	Executive Vice President and Chief Financial Officer

 Louis R. Bucalo, M.D. is the founder of Titan and has served as our President and Chief Executive Officer since January 1993. Dr. Bucalo has served as a director of Titan since March 1993 and was elected Chairman of the Board of Directors in January 2000. From July 1990 to April 1992, Dr. Bucalo was Associate Director of Clinical Research at Genentech, Inc., a biotechnology company. Dr. Bucalo holds an M.D. from Stanford University and a B.A. in biochemistry from Harvard University.

Sunil Bhonsle has served as our Executive Vice President and Chief Operating Officer since September 1995, and has served as a director of Titan since February 2004. Mr. Bhonsle served in various positions, including Vice President and General Manager-Plasma Supply and Manager-Inventory and Technical Planning, at Bayer Corporation from July 1975 until April 1995. Mr. Bhonsle holds an M.B.A. from the University of California at Berkeley and a B.Tech. in chemical engineering from the Indian Institute of Technology.

Richard C. Allen, Ph.D., has served as our Executive Vice President, Cell Therapy, since August 1995. From January 1995 until it was merged into Titan in March 1999, he also served as President and Chief Executive Officer of Theracell, Inc. From June 1991 until December 1994, Dr. Allen was Vice President and General Manager of the Neuroscience Strategic Business Unit of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Allen holds a Ph.D. in medicinal chemistry and a B.S. in pharmacy from the Medical College of Virginia.

Robert E. Farrell has served as our Executive Vice President and Chief Financial Officer since September 1996. Mr. Farrell was employed by Fresenius USA, Inc. from 1991 until August 1996 where he served in various capacities, including Vice President Administration, Chief Financial Officer and General Counsel. His last position was Corporate Group Vice President. Mr. Farrell holds a B.A. from the University of Notre Dame and a J.D. from Hastings College of Law, University of California.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, nine directors will be elected by the Stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of the nine persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

The following sets forth the names and ages of the nine nominees for election to the Board of Directors, their respective principal occupations or brief employment history and the period during which each has served as a director of the Company.

Name	Age	Director Since
Louis R. Bucalo, M.D. (1)	45	March 1993
Ernst-Günter Afting, M.D., Ph.D.	61	May 1996
Victor J. Bauer, Ph.D.	69	November 1997
Sunil Bhonsle	54	February 2004
Eurelio M. Cavalier (1)(3)(4)	71	September 1998
Hubert E. Huckel, M.D. (1)(2)(3)	73	October 1995
M. David MacFarlane, Ph.D. (2)(4)	63	May 2002
Ley S. Smith (1)(2)(4)	69	July 2000
Konrad M. Weis, Ph.D. (1)(3)	75	March 1993

(1)	Member of Executive Committee

(2)	Member of Audit Committee

(3)	Member of Compensation Committee

(4)	Member of Nominating Committee

 Louis R. Bucalo, M.D., see biographical information set forth above under “Executive Officers.”

Ernst-Günter Afting, M.D., Ph.D., has served on our Board of Directors since May 1996. He has served as the President of the GSF-National Center for Environment and Health, a government research center in Germany, since 1995. From 1984 until 1995, Dr. Afting was employed in various capacities by the Hoechst Group, serving as Divisional Head of the Pharmaceuticals Division of the Hoechst Group from 1991 to 1993 and as President and Chief Executive Officer of Roussel Uclaf (a majority stockholder of Hoechst AG) in Paris from 1993 until 1995. He currently serves on the Board of Directors of Sequenom, Inc.

Victor J. Bauer, Ph.D., has served on our Board of Directors since November 1997. Dr. Bauer serves as the Executive Vice President of Concordia Pharmaceuticals, Inc., a biopharmaceutical company he co-founded in January 2004. From February 1997 through March 2003, Dr. Bauer was employed by Titan, most recently as our Executive Director of Corporate Development. From April 1996 until its merger into Titan, Dr. Bauer also served as a director and Chairman of Theracell. From December 1992 until February 1997, Dr. Bauer was a self-employed consultant to companies in the pharmaceutical and biotechnology industries. Prior to that time, Dr. Bauer was with Hoechst-Roussel Pharmaceuticals Inc., where he served as President from 1988 through 1992.

Sunil Bhonsle, see biographical information set forth above under “Executive Officers.”

Eurelio M. Cavalier has served on our Board of Directors since September 1998. He was employed in various capacities by Eli Lilly & Co. from 1958 until his retirement in 1994, serving as Vice President Sales from 1976 to 1982 and Group Vice President U.S. Pharmaceutical Business Unit from 1982 to 1993. Mr. Cavalier currently serves on the Board of Directors of ProSolv, Inc.

Hubert E. Huckel, M.D., has served on our Board of Directors since October 1995. Dr. Huckel serves as the Executive Chairman of the Board of Concordia Pharmaceuticals, Inc., a biopharmaceutical company he co-founded in January 2004. He served in various positions with The Hoechst Group from 1964 until his retirement in December 1992. At the time of his retirement, Dr. Huckel was Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc., Chairman and President of Hoechst-Roussel Agri-Vet Company and a member of the Executive Committee of Hoechst Celanese Corporation. He currently serves on the Board of Directors of Thermogenesis, Corp. and Amarin Pharmaceuticals, plc and is a member of their compensation committees.

M. David MacFarlane, Ph.D., has served on the Board of Directors since May 2002. From 1989 until his retirement in August 1999, Dr. MacFarlane served as Vice President and Responsible Head of Regulatory Affairs of Genentech, Inc. Prior to joining Genentech, Inc., he served in various positions with Glaxo Inc., last as Vice President of Regulatory Affairs.

Ley S. Smith has served on our Board of Directors since July 2000. He served in various positions with The Upjohn Company and Pharmacia & Upjohn from 1958 until his retirement in November 1997. From 1991 to 1993 he served as Vice Chairman of the Board of The Upjohn Company, and from 1993 to 1995 he was President and Chief Operating Officer of The Upjohn Company. At the time of his retirement, Mr. Smith was Executive Vice President of Pharmacia & Upjohn, and President of Pharmacia & Upjohn’s U.S. Pharma Product Center. He currently serves on the Board of Directors of M.D.S. Proteomics Inc.

Konrad M. Weis, Ph.D., has served on our Board of Directors since March 1993. He is the former President, Chief Executive Officer and Honorary Chairman of Bayer Corporation. Dr. Weis serves as a director of PNC Equity Management Company, Michael Baker Corporation, Visible Genetics, Inc. and Demegen, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Director Compensation

Non-employee directors are entitled to receive a fee for each meeting attended and all directors are entitled to receive stock options pursuant to our stockholder-approved stock option plans, including an initial grant of 10,000 options upon becoming a director, a biennial grant of 15,000 options thereafter, and an annual grant of 5,000 options for each committee on which they serve. During 2003, each director was granted an annual option to purchase 5,000 shares of our common stock at an exercise price of $3.29, which was equal to the fair market value of our common stock at date of grant, with respect to each committee of the Board on which each director served. In addition to having their out-of-pocket expenses reimbursed, non-employee directors received $2,500 for each Board of Directors meeting attended in 2003. Directors are not precluded from serving us in any other capacity and receiving compensation therefore.

We are a party to a consulting agreement with Dr. Ernst-Günter Afting pursuant to which he receives fees of $7,000 annually.

Board Committees

The Board of Directors has an Executive Committee, a Compensation Committee, a Nominating Committee and an Audit Committee.

Executive Committee.  The Executive Committee exercises all the power and authority of the Board of Directors in the management of Titan between Board meetings, to the extent permitted by law. During 2003, the Executive Committee met twice.

Compensation Committee.  The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers, including our Chief Executive Officer, and employees and administers our stock option plans. The Compensation Committee consists of three directors, each of whom meets the independence requirements and standards currently established by the American Stock Exchange. During 2003, the Compensation Committee met once.

Nominating Committee.  The Nominating Committee was recently formed in March 2004 and consists of three directors, each of whom meets the independence requirements and standards currently established by the American Stock Exchange. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring a process to assess Board effectiveness. The Nominating Committee operates under a written charter which is filed as Appendix B to this Proxy Statement.

The Nominating Committee may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to us, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of our Board, certain factors may be weighed more or less heavily by the Nominating Committee. In considering candidates for our Board, the Nominating Committee will evaluate the entirety of each candidate’s credentials and, other than the eligibility requirements established by the Nominating Committee, will not have any specific minimum qualifications that must be met by a nominee. The Nominating Committee will consider candidates for the Board from any reasonable source, including current board members, stockholders, professional search firms or other persons.

Audit Committee.  The Audit Committee consists of three directors, each of whom meets the independence requirements and standards currently established by the American Stock Exchange and the SEC. In addition, the Board of Directors has determined that Mr. Ley Smith is an “audit committee financial expert” and “independent” as defined under the relevant rules of the SEC and the American Stock Exchange. The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of Titan’s internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees. The Board has adopted an amended written charter for the Audit Committee which is filed as Appendix A to this Proxy Statement. During 2003, the Audit Committee met three times.

Meetings of the Board

The Board of Directors met seven times during 2003. Each director is expected to attend meetings of our Board of Directors and meetings of committees of our Board of Directors of which he is a member, and to spend the time necessary to properly discharge his respective duties and responsibilities. During 2003, each incumbent director attended at least 75% of the total number of meetings of our Board of Directors and meetings of committees of our Board of Directors of which he was a member. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders. Our Chairman, Dr. Bucalo, attended the 2003 annual meeting of stockholders.

Communications With the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

AUDIT COMMITTEE REPORT (1)

The Audit Committee operates pursuant to its adopted charter. Members of the Audit Committee are independent, within the meaning of Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements.

The Audit Committee oversees the Company’s financial control and reporting processes on behalf of the Board of Directors. Management is responsible for the financial reporting process including the systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States. The independent auditors are responsible for planning and performing an audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States, and expressing an opinion on those financial statements based on their audit.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003 with management and the independent auditors, including a discussion of the adoption of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements and those matters required to be discussed under SAS 61. In addition, the Audit Committee has received the written disclosures and letter from the independent auditors as required by Independence Standards Board No. 1, and has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board No.1.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

Former Committee	Current Committee

Michael K. Hsu, Chair	Ley Smith, Chair
Hubert E. Huckel, M.D.	Hubert E. Huckel, M.D.
Ley Smith	M. David MacFarlane, Ph.D.*

July 9, 2004

* Dr. MacFarlane was appointed to the Audit Committee on May 27, 2004.

(1)	The material in the above Audit and Compensation Committee reports is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (1)

The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining experienced executive officers. The Compensation Committee’s informal executive compensation philosophy (which applies generally to all executive officers of the Company, including the President and Chief Executive Officer) considers a number of factors, which may include:

•	providing levels of compensation competitive with companies in comparable industries which are at a similar stage of development and in the Company’s geographic area;

•	identifying appropriate performance goals for the Company;

•	integrating the compensation of the executive officers of the Company with the achievement of performance goals;

•	rewarding above average corporate performance; and

•	recognizing and providing incentive for individual initiative and achievement.

The executive officers receive base salaries pursuant to the terms of their employment agreements with the Company. See “Executive Compensation — Employment Contracts, Termination of Employment and Change-in-Control Arrangements.” Cash and option bonus awards are determined based on a range of measures and internal targets set before the start of each fiscal year and in part by comparison to the compensation of executive officers of comparable biotechnology and pharmaceutical companies. The Compensation Committee considers the Company’s performance under these measures and uses its subjective judgment and discretion in approving individual compensation. During fiscal 2003, the annual option grants to the Company’s executive officers reflected the Company’s recognition of the milestones the executive officers assisted the Company in achieving during the year.

The Compensation Committee endorses the position that equity ownership by the executive officers of the Company is beneficial in aligning their interests with those of our stockholders, especially in the enhancement of stockholder value by providing the executive officers with longer-term incentives. The Compensation Committee has implemented its policy on longer-term compensation to executive officers, including the Chief Executive Officer, generally by granting to an executive officer upon joining the Company stock options with vesting over a period of 48 months commencing from the date of grant but requiring at least 12 months of employment for any option to vest. During fiscal 1997, the Compensation Committee made a determination to implement an annual option grant program to executive officers to be based upon the findings in the Radford Associates-Biotechnology Compensation Survey, 1997. During fiscal 1998, the first annual option grants based on the results of such survey were made.

The Compensation Committee also approved the terms and provisions of the one-year extension of Dr. Bucalo’s employment agreement.

Eurelio M. Cavalier, Chair
Hubert E. Huckel, M.D.
Konrad M. Weis, Ph.D.

(1)	The material in the above Audit and Compensation Committee reports is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer (our principal executive officer. The Code was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2003. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, South San Francisco, California 94080.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2003 (collectively, the named executive officers) for services during the fiscal years ended December 31, 2003, 2002 and 2001:

Summary Compensation Table

Name and Principal Position	Year	Salary Annual Compensation		Bonus	Other Compensation
Louis R. Bucalo, M.D. President and Chief Executive Officer	2003 2002 2001	$348,000 339,896 $320,252		— — $67,005	— — —
Sunil Bhonsle Executive Vice President and Chief Operating Officer	2003 2002 2001	$265,276 259,167 $246,366		— — $41,280	— — —
Richard C. Allen, Ph.D. Executive Vice President, Cell Therapy	2003 2002 2001	$232,230 226,821 $217,766		— — $36,120	— — —
Robert E. Farrell, J.D. Executive Vice President and Chief Financial Officer	2003 2002 2001	$221,447 216,254 $207,773		— — $19,865	— $59,766 —	(1)
Frank H. Valone (2) Executive Vice President Clinical Development and Regulatory Affairs	2003 2002	$237,442 216,827	(2) (2)	— —	— —

(1)	The amount disclosed for Mr. Farrell represents an accrued vacation payment made in 2002.

(2)	Dr. Valone joined the Company in March 2002 and left the Company and ceased to be an officer in October 2003.

Option Grants in Last Fiscal Year

The following table contains information concerning the stock option grants made to the named executive officers during the fiscal year ended December 31, 2003. No stock appreciation rights were granted to these individuals during such year.

	Individual Grant
Name	Number of Securities Underlying Options Granted	% Of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh) (1)	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation For Option Terms
					5%	10%
Louis R. Bucalo	80,000	12.34%	$1.50	03/01/2013	$81,983	$201,624
Louis R. Bucalo	5,000	0.77%	$3.29	10/31/2013	$10,345	$26,217
Sunil Bhonsle	50,000	7.71%	$1.50	03/01/2013	$51,239	$126,015
Richard C. Allen	35,000	5.40%	$1.50	03/01/2013	$35,868	$88,211
Robert E. Farrell	35,000	5.40%	$1.50	03/01/2013	$35,868	$88,211
Frank H. Valone	40,000	6.17%	$1.50	03/01/2013	$40,991	$100,812

(1)	The exercise price may be paid in cash, in shares of common stock valued at the fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 2003 with respect to the named executive officers. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.

			Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-The- Money Options at FY-End (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Louis R. Bucalo	—	—	1,559,923	88,251	$323,457	$83,100
Sunil Bhonsle	—	—	645,905	42,000	$26,625	$44,375
Richard C. Allen	—	—	538,267	31,417	$182,302	$31,063
Robert E. Farrell	—	—	255,177	26,875	$101,273	$31,063
Frank H. Valone	11,666	$15,166	51,621	0	$0	$0

(1)	Based on the fair market value of our common stock at year-end, $2.92 per share, less the exercise price payable for such shares.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

We are a party to an employment agreement with Dr. Bucalo expiring in February 2007 that provides for a base annual salary of $210,000, subject to annual increases of 5% and bonuses of up to 25% at the discretion of the Board of Directors. In the event of the termination of the agreement with Dr. Bucalo, other than for reasons specified therein, we are obligated to make severance payments equal to his base annual salary for the greater of the balance of the term of the agreement or 18 months.

Employment agreements with each of Dr. Allen, Mr. Bhonsle and Mr. Farrell provide for a base annual salary of $185,000 subject to automatic annual increases based on increases in the consumer price index, and bonuses of up to 20% at the discretion of the Board of Directors. In the event the employee’s employment is terminated other than for “good cause” (as defined in each employment agreement), we are obligated to make severance payments equal to the base annual salary for six months. All of the agreements contain confidentiality provisions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

There was a failure to timely file Form 4s to report the October 31, 2003 automatic grants of stock options to members of each of the committees of the Board. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all other filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of our Compensation Committee of the Board of Directors were Dr. Eurelio M. Cavalier, Dr. Hubert E. Huckel and Dr. Konrad M. Weis. No member of our Compensation Committee was, or has been, an officer or employee of Titan or any of our subsidiaries.

No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of the Company or another entity.

STOCK PRICE PERFORMANCE PRESENTATION

The following chart compares the cumulative total stockholder return on the Company’s Shares with the cumulative total stockholder return of (i) the Amex Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):

COMPARE CUMULATIVE TOTAL RETURN
AMONG TITAN PHARMACEUTICALS, INC.,
AMEX MARKET INDEX AND SIC CODE INDEX
DOLLARS
1000
900
800
700
600
500
400
300
200
100
0
1998
1999
2000
2001
2002
2003
TITAN PHARMACEUTICALS, INC.
SIC CODE INDEX
AMEX MARKET INDEX

Assumes $100 invested on December 31, 1998 and assumes dividends reinvested. Measurement points are at the last trading day of the fiscal years ended December 31, 1999, 2000, 2001, 2002 and 2003. The material in this chart is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

PROPOSAL NO. 2

SELECTION OF INDEPENDENT AUDITORS

Subject to ratification by the stockholders, the Audit Committee has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Ernst & Young LLP was the independent auditor for Titan for its fiscal year ended December 31, 2003.

A representative of Ernst & Young LLP is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

If the selection of Ernst & Young LLP is not ratified, or if prior to the next annual meeting of stockholders such firm shall decline to act or otherwise become incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors whose selection for any period subsequent to the next annual meeting will be subject to stockholder ratification at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS TITAN’S INDEPENDENT AUDITORS FOR 2004.

Fees of Independent Auditor

Aggregate fees billed to us by Ernst & Young LLP during the fiscal years ended December 31, 2003 and 2002 were:

	2003	2002
Audit Fees	175,500	140,381
Audit-Related Fees	9,900	95,783
Tax Fees	63,900	76,740
All Other Fees	—	—
Total	249,300	312,904

Audit Fees — This category includes aggregate fees billed by our independent auditors for the audit of Titan’s annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees — This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of Titan’s financial statements and are not reported above under Audit Fees.

Tax Fees — This category consists of professional services rendered for tax compliance and preparation of Titan’s corporate tax returns and other tax advice.

All Other Fees — During the years ended December 31, 2003 and 2002, Ernst & Young LLP did not incur any fees for other professional services.

The Audit Committee reviewed and approved all audit and non-audit services provided by Ernst & Young LLP and concluded that these services were compatible with maintaining its independence. The Audit Committee approved the provision of all non-audit services by Ernst & Young LLP.

Pre-Approval Policies and Procedures

In accordance with the SEC’s new auditor independence rules, which became effective on May 6, 2003, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to Titan by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to Titan;

•	provision by the independent auditor to Titan of strategic consulting services of the type typically provided by management consulting firms; or

•	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of Titan’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of Titan who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by Titan, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by Titan.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Titan will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to Stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Titan may solicit proxies without additional compensation, by telephone or telegraph. We do not expect to pay any compensation for the solicitation of proxies.

Titan will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2003 (as filed with the Securities and Exchange Commission) including the financial statements thereto. All such requests should be directed to Sunil Bhonsle, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2004 is expected to be held in August 2005. All proposals intended to be presented at our next Annual Meeting of Stockholders must be received at our executive office no later than March 19, 2005, for inclusion in the Proxy Statement and form of proxy related to that meeting.

By Order of the Board of Directors,

Louis R. Bucalo, M.D.
Chairman, President and Chief Executive Officer

Dated: July 30, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER
OF
TITAN PHARMACEUTICALS, INC.

MISSION STATEMENT

The Audit Committee of Titan Pharmaceuticals, Inc. (the “Company”) has been established by the board of directors of the Company (the “Board”) to assist the Board in fulfilling its responsibilities to oversee the Company’s financial and accounting operations. The Audit Committee will review and be responsible for, among other things, the Company’s system of internal controls, its financial reporting process, the audit process, and the Company’s processes for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the Company’s internal auditors, and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

Audit Committee Composition

The Audit Committee shall consist of such number of members as the Board shall determine, but in no event less than three members. The Board shall designate one member of the Audit Committee to be the Chairperson. Each member of the Audit Committee must be independent, as defined under applicable Securities and Exchange Commission (“SEC”) and stock exchange rules and regulations as they currently exist and as they may be amended from time to time.

Each member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or, if and so long as permitted under applicable stock exchange rules, become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Audit Committee.

At least one member of the Audit Committee shall qualify as an “audit committee financial expert” in compliance with the requirements established under applicable SEC and stock exchange laws and regulations as they currently exist and as they may be amended from time to time.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company’s next annual proxy statement the nature of that director’s relationship with the Company and the reasons for that determination.

If the Company fails to comply with the Audit Committee composition requirements under applicable SEC and stock exchange rules and regulations, the Company shall have an opportunity to cure such defect as provided under such rules.

Term; Meetings

The Committee shall meet at least quarterly, or more frequently as it deems appropriate and as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically.

The Committee shall periodically meet with each of management (including the Chief Financial Officer) and the independent auditors (including the audit engagement partner) in separate executive sessions to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee expects to meet with the independent auditors and management quarterly to review the Company’s financial statements.

The Committee may invite to its meetings any director, member of management of the company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

ROLE AND RESPONSIBILITIES

The Committee’s primary responsibility is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The Committee shall also perform any other activities consistent with this Charter as the Audit Committee or the Board deems necessary or appropriate or as may be required under applicable SEC and stock exchange rules and regulations in effect from time to time.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Corporate Governance

1.	Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

2.	Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

3.	Review and approve all transactions with affiliates, related parties, directors and executive officers.

4.	Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

5.	Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.	Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

Independent Auditors

1.	Appoint, compensate, retain and oversee the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of conducting the annual audit of the Company’s books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

2.	Obtain and review, at least once annually, a report by the independent auditors describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Company.

3.	Review annually the independence of the independent auditors by (i) receiving from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1, (ii) discuss with the independent auditors all disclosed relationships between the independent accounts and the Company and all other disclosed relationships that may impact the objectivity and independence of the independent auditors and (iii) discussing with management its evaluation of the independence of the independent auditors.

4.	Obtain from the independent auditors assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section l0A of the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

5.	Review and pre-approve, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Audit Committee may designate one member to approve such non-audit services, but that member must inform the Audit Committee of the approval at the next meeting of the Audit Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

6.	Review and approve all compensation to the independent auditors for all audit and non-audit services.

7.	Review regularly with the independent auditors any audit problems or difficulties and management’s response, including restrictions on the scope of activities of the independent auditors or access by the independent auditors to requested information, and significant disagreements between the independent auditors and management.

8.	Present conclusions with respect to the independent auditors to the Board.

Audits and Accounting

Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the plan, scope, staffing, fees and timing of the annual audit. The Audit Committee shall:

1.	After completion of the audit of the financial statements, review with management and the independent auditors the results of the audit, the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent auditors, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

2.	Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the independent auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

3.	Review with management and the independent auditors, at least annually, (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iii) all significant valuation allowances and liability, restructuring and other reserves, (iv) the effect of regulatory and accounting initiatives, and (v) the adequacy of financial reporting.

4.	Review with management and the independent auditors all reports delivered by the independent auditors in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent auditors and management, together with their ramifications and the preferred treatment by the independent auditors.

5.	Discuss with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, as applied in the Company’s financial reporting in accordance with SAS No. 61.

6.	Review and discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be generally of disclosure and reporting policies. The Committee need not discuss in advance each earnings press release or each instance in which the Company may provide earnings guidance.

7.	Prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Monitoring of Internal Controls Systems

1.	Meet separately in executive session, at least annually, with the Company’s principal accounting officer to discuss:

a)	the scope of internal accounting and auditing procedures then in effect;

b)	the Company’s means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

c)	the extent to which recommendations made by the principal accounting officer or independent auditor have been implemented.

2.	Review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

3.	Review on an annual basis the performance of the internal audit group.

4.	In consultation with the independent auditors and the internal audit group, the accounting and financial controls, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

5.	Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the design and operation of the Company’s internal control structure and procedures for financial reporting, as well as the Company’s disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

Other

1.	Engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

2.	Conduct any and all investigations it deems necessary or appropriate.

Adopted: May 27, 2004

APPENDIX B

Nominating Committee Charter

The Nominating Committee of the Board of Directors of Titan Pharmaceuticals, Inc. (the “Board”) shall consist of a minimum of three directors, each of which shall meet the independence requirements and standards established from time to time by the American Stock Exchange. The Nominating Committee shall meet at least once a year.

The purpose of the Nominating Committee shall be to assist the Board in identifying qualified individuals to become board members, in determining the composition of the Board and in monitoring a process to assess Board effectiveness.

In furtherance of this purpose, the Nominating Committee shall have the following authority and responsibilities:

1.	Make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board.

2.	To review with the Board from time to time the appropriate skills and characteristics required of Board members.

3.	To establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members.

The Nominating Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.

The Nominating Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Nominating Committee shall have sole authority to approve related fees and retention terms.

The Nominating Committee shall report its actions and recommendations to the Board after each committee meeting.

B-1

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees, FOR the approval of the appointment of Ernst & Young LLP as the independent auditors of the Company.

			Please mark your vote like this	X

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLDING AUTHORITY to vote for all nominees listed below		FOR	AGAINST	ABSTAIN

1. Election of Directors		2. Approval of the appointment of Ernst & Young LLP as independent auditors.

Nominees:

Louis R. Bucalo, M.D., Ernst-Günter Afting, M.D., Ph.D., Victor J. Bauer, Ph.D., Sunil Bhonsle, Eurelio M. Cavalier, Hubert E. Huckel, M.D., M. David MacFarlane, Ph.D., Ley S. Smith and Konrad M. Weis, Ph.D.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature___________________________ Signature if held jointly ________________________ Date________________ , 2004

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

TITAN PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

          The undersigned hereby appoints Dr. Louis R. Bucalo or Sunil Bhonsle as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on August 31, 2004 at 9:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE